UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	September 30, 2012

Rising Dividend Growth Fund

Goldman Sachs Rising Dividend Growth Fund

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Portfolio Management Discussion and Performance Summary	2

Schedule of Investments	11

Financial Statements	13

Financial Highlights	16

Notes to the Financial Statements	18

Report of Independent Registered Public Accounting Firm	29

Other Information	30

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

The Goldman Sachs Rising Dividend Growth Fund invests primarily in equity investments of dividend-paying U.S. and foreign companies with market capitalizations of at least $500 million. The equity investments in which the Fund invests may include common and preferred stocks as well as master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”). The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/ or general economic conditions. Different investment styles tend to shift in and out of favor, and the Fund’s emphasis on companies with rising dividend payments could cause the Fund to underperform other funds that invest in similar asset classes but employ different investment styles. Investments in MLPs are subject to certain risks, including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to force sales at undesirable times or prices. MLPs are also subject to risks relating to their complex tax structure, including the risk that a distribution received by the Fund from an MLP is treated as a return of capital, which may increase the Fund’s tax liability and require the Fund to restate the character of its distributions and amend shareholder tax reporting previously issued, and the risk that an MLP could lose its tax status as a partnership, resulting in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. Many MLPs in which the Fund may invest operate facilities within the energy sector and are also subject to risks affecting the energy sector. The securities of REITs and mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements (in the case of REITs, because of interest rate changes, economic conditions and other factors). REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign securities and emerging country securities may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. The Fund’s investments in other investment companies (including ETFs) subject it to additional expenses. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

PORTFOLIO RESULTS

Goldman Sachs Rising Dividend Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Effective February 27, 2012, the Rising Dividend Growth Fund, a series of Dividend Growth Trust (the “Predecessor Fund”) was reorganized into the Goldman Sachs Rising Dividend Growth Fund (the “Fund”). Dividend Assets Capital, LLC serves as the sub-adviser to the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund’s historical performance. Therefore, the performance information reported below is the combined performance of the Predecessor Fund and Fund (except for Class IR and R shares, which were not offered by the Predecessor Fund). Below, the Dividend Assets Capital portfolio management team discusses the Fund’s performance and positioning for the 12-month period ended September 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, C and Institutional Shares generated average annual total returns, without sales charges, of 21.15%, 20.38% and 21.64%, respectively. These returns compare to the 30.11% average annual total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”), during the same time period.

The Fund’s Class IR and R Shares commenced operations on February 27, 2012. From that date through September 30, 2012, the Fund’s Class IR and R Shares generated cumulative total returns of 3.70% and 3.36%, respectively. These returns compare to the 6.71% cumulative total return of the S&P 500 Index during the same time period.

Q	What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

A	The U.S. equity markets were surprisingly strong during the Reporting Period given the wide range of economic and geopolitical events impacting investor sentiment. Primary among the headwinds the U.S. equity markets faced was the slowing of the global economy. China’s economic growth slowed, causing, in turn, Australia’s mining boom to slow. Japan’s economy continued to limp along, and Europe was close to, if not already in, recession. Greece, Spain, Italy, Portugal and Ireland experienced particularly significant economic and sovereign debt troubles, and Germany, the strongest of the European countries, expressed doubts about wanting to subsidize its weaker neighbors. The survival of the euro as we know it today was in question. Geopolitical events also caused great concern to equity investors during the Reporting Period. The Arab Spring continued to raise questions about U.S. influence in the Middle East region. During the Reporting Period, Libya and Egypt emerged as “hot spots,” revolution in Syria dominated headlines, and tensions between Israel and Iran heightened. There was also political unrest in Europe, with many unresolved issues, including the new social government in France versus the more conservative government of Germany and the populaces of Greece and Spain demonstrating against austerity measures. Elsewhere, there were anticipated leadership changes in China and presidential elections in Venezuela.

Within the U.S., the presidential election cycle presented voters with two very different philosophies of governance, the outcome of which will not be determined until November 6. Clarity was seriously lacking. The fiscal cliff is scheduled to become real on January 1, 2013 with the return to the tax rates in effect prior to the Bush tax cuts unless extended. Also causing uncertainty was anticipation of a new Congress with an unknown agenda, continued health care debates and mandatory deficit reduction measures that were scheduled to take effect based on the debt ceiling debate of the summer of 2011. Unemployment was perhaps the most critical issue facing the U.S. economy during the Reporting Period.

PORTFOLIO RESULTS

On the positive side, while the President and Congress did not come to an agreement on fiscal policy during the Reporting Period, the Federal Reserve (the “Fed”) announced in August 2012 its next effort to stimulate the economy as it attempts to support one of its mandates, i.e. full employment. The U.S. equity market’s response was favorable. The Fed action, which has been labeled QE3, is directed at the mortgage market. A salutary effect from the rising U.S. equity market was improvement in the balance sheets of investors and possibly the willingness on their part to increase spending and consumption. At the same time the Fed was doing its part to try and boost the U.S. economy, the European Central Bank was indicating it would support its governments and financial companies with needed capital infusions. One of its stated goals is the continuance of the euro as it is currently constituted.

In our view, another positive in the U.S. was the trend toward energy independence. To continue on this path, much capital will likely be needed to be spent and people hired to put plants and equipment in place.

Also serving as somewhat of a tailwind for the U.S. equity markets during the Reporting Period was gradual improvement in the U.S. housing sector. New home permits, starts and sales improved as did sales prices. Sales of existing homes also improved, reducing the inventory of unsold homes and increasing the prices realized by sellers. Home building is a labor intensive activity, which may aid the unemployment picture.

Finally, the consumer sectors in the U.S. economy showed resilience to the economic slowdown, possibly reflecting deferred demand following the recession. The wealth effect of the rising U.S. equity market and improving home sales data may have helped as well.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the S&P 500 Index for three primary reasons. The single greatest detractor from the Fund’s performance was its level of cash reserves. Given that the S&P 500 Index rallied during the Reporting Period, the average 9.6% of the Fund’s total net assets held in cash during the Reporting Period hurt its relative results. The Fund’s cash position had been increased to establish a more defensive portfolio stance following the spring and summer of 2011’s macroeconomic and geopolitical turmoil and was being reinvested only when attractive opportunities that met our stringent investment criteria were available.

The second factor responsible for the Fund’s performance during the Reporting Period was sector allocation overall. The Fund’s sector allocations are limited by the Fund’s strategy of only buying the stocks of companies where the dividend has increased every year for at least ten years at an average rate of approximately 10% per year.[1] The selection requirement excludes companies that pay no dividends or do not consistently increase dividends at a substantial rate. Within the universe of companies that do meet the Fund’s requirements are many energy-related Master Limited Partnerships (“MLPs”), and indeed the Fund had almost 20% of its net assets invested in MLPs during the Reporting Period. MLPs are not components of the S&P 500 Index. Thus, because energy-related MLPs lagged the energy sector of the S&P 500 Index during the Reporting Period, these holdings detracted from the Fund’s relative results.

The third primary detractor was the Fund’s investment strategy itself. This investment discipline restricts the holdings in the Fund to stocks that often capture much of the upside in strong equity markets such as that seen during the Reporting Period. Likewise, these stocks often capture less of the downside in a declining market. Our portfolio management team recognized and reacted to the rising equity market by emphasizing high quality companies whose stocks generally perform better in rising markets. However, during much of the Reporting Period, it appeared that most equity investors were willing to look for yield by reducing risk aversion, and thus less well-seasoned companies were favored.

Q	Which equity market sectors most significantly affected Fund performance?

A	As indicated earlier, cash was the single largest negative factor affecting Fund performance during the Reporting Period. In the early part of the fiscal, year, we were working to rebalance the Fund and at times had substantial cash levels. Our concern in the fall of 2011 was that the economy might head into a double-dip recession, and the Fund was being repositioned to be more conservative. Toward the end of the Reporting Period, we invested cash as it became available and kept cash in a 6% to 8% range of net assets.

[1]	Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.

PORTFOLIO RESULTS

The second largest sector detractor was energy. During the Reporting Period, the MLPs in which the Fund was invested were unable to keep up with the performance of oil and gas companies listed in the S&P 500 Index.

The third largest detractor from a sector perspective was industrials. The industrials sector was particularly weak during the last several months of the Reporting Period. We reduced the Fund’s positions in the industrials sector as their sensitivity to the economic cycle is higher than that of some other sectors of the S&P 500 Index.

Partially offsetting these detractors was positioning in the consumer discretionary and utilities sectors, which contributed positively to the Fund’s relative results. During the Reporting Period, the Fund emphasized consumer discretionary companies that provided value for the consumer, recognizing that family income has been stretched. The Fund owned no utilities companies during the Reporting Period, and as utilities was the worst performing sector in the S&P 500 Index for the 12 months ended September 30, 2012, such positioning proved beneficial. It should be noted there are few utilities companies that qualify for purchase by the Fund.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	In addition to several of the Fund’s MLP holdings, broadly discussed earlier, detracting most from the Fund’s results relative to its benchmark index were equity positions in oilfield services provider Carbo Ceramics, pharmaceuticals and other health care services distributor Cardinal Health and rail transportation services company Norfolk Southern.

Carbo Ceramics produces and supplies ceramic proppants (a key component of hydraulic fracturing, proppants are a substance carried in suspension by the fracturing fluid that serves to keep the cracks open when fracturing fluid is withdrawn after a fracture treatment) for use in oil and gas fracturing technologies and is also the largest publicly-traded supplier of a variety of sands used in the fracturing process. A new purchase for the Fund during the Reporting Period, its shares performed poorly when the company announced its fourth quarter earnings early in 2012, and both its revenues and earnings per share were disappointing. Drilling for natural gas in the Haynesville Basin slowed dramatically because the price of natural gas fell to the point where it became hard for drilling costs to be recovered through the sale of the gas. We exited the Fund’s position in Carbo Ceramics as it became evident, in our view, that a near-term recovery to a better revenue stream was not about to happen. However our sale of this position still incurred a loss for the Fund.

Cardinal Health was a disappointment for the Fund, as its shares declined primarily based on the loss of a distribution contract with Express Scripts. We held the Fund’s position in Cardinal Health, however, because the lost contract had low margins and, in our view, should provide the company with the opportunity to spend more time and effort on the more profitable segments of its business.

Norfolk Southern is one of the seven largest Class 1 operators in the U.S. railroad industry, serving much of the eastern half of the United States. (A Class 1 railroad in the U.S. is a large freight railroad company, as classified based on operating revenue. Smaller railroads are classified as Class 2 and Class 3. The exact revenues required to be in each class varies over time.) The company’s stock enjoyed gains but lagged the S&P 500 Index during the Reporting Period. One of the major items handled by the railroad is coal. During the Reporting Period, the demand for coal from the electrical power industry was reduced because of the warm winter experienced and also because of the sharp price decline in an alternative energy source, natural gas. In turn, the demand for Norfolk Southern’s coal transportation services declined. Such reduced demand together with the generally slow pace of U.S. economic growth caused investors to shy away from Norfolk Southern. We held the position in the Fund at the end of the Reporting Period because we continued to believe that Norfolk Southern may well be a beneficiary should U.S. economic activity improve going forward.

Q	What were some of the Fund’s best-performing individual stocks?

A	Two of the Fund’s best-performing individual stocks could be found in the consumer discretionary sector — Ross Stores and TJX Companies. Ross Stores is the second largest off-price apparel retailer in the U.S., while TJX Companies is the largest off-price apparel retailer in the nation. One of the investment themes our team favored during the Reporting Period was that of cash-strapped consumers, given high gas prices and high unemployment. Consumers, we felt, still wanted decent quality but at reasonable prices. Both of these companies’ stocks enjoyed strong double-digit gains during the Reporting Period.

PORTFOLIO RESULTS

A position, via an American Depositary Receipt (“ADR”), in Novo Nordisk, the Danish drug company that specializes in diabetes care, also proved to be a strong contributor to the Fund’s results during the Reporting Period. Attention being focused on diabetes around the world reflects, in our view, the significant health care risk that the disease poses to health care systems in many countries. During the Reporting Period, Novo Nordisk was working on a new drug for weight control, which may clear the U.S. Food and Drug Administration (“FDA”) late next year. As Novo Nordisk was one of the Fund’s largest positions during the Reporting Period, its strong double-digit gains added significant value to the Fund’s results.

Roper Industries is a diversified machinery manufacturer specializing in fluid controls and analytical instrumentation. Over the past five years or so, the company acquired a number of smaller companies that had similar financial characteristics — relatively low capital bases, low inventory levels and a low level of need for large capital infusions. This strategy enabled Roper Industries to enjoy high gross and net margins and good earnings growth during the Reporting Period, and its double-digit share price gain contributed positively to the Fund’s performance.

Q	How did the Fund use derivatives during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated Fund positions in coatings and paint manufacturer Valspar, fertilizer company Rentech Nitrogen Partners LP and agri-business Monsanto.

Valspar is the second largest manufacturer of coatings and paints in the U.S. Its retail distribution is achieved through Lowes. While the company is classified in the materials sector, the end-user often is the home owner or his or her painter. In our view, “Do It Yourself” products tend to be more economic-cycle proof than heavy equipment manufacturing, and therefore we believe Valspar should weather an economic slowdown better than most materials sector companies. At the end of the Reporting Period, Valspar had an annualized ten-year dividend growth rate of 10.4%.

Rentech Nitrogen Partners LP, whose shares became publicly traded in November 2011, produces and sells nitrogen fertilizer products. Its plant locations are in the corn belt of middle America, and most of its customers are within 200 miles of its plants. While its distribution is expected to be more variable than other MLPs year over year, growth is still anticipated. The excessively hot summer of 2012 hurt the corn crop and caused corn inventories to be projected downward. In turn, these factors, we believe, are likely to encourage farmers to plant as many acres as possible and fertilize as often as possible in the next year. Significantly, our purchase of a position in Rentech Nitrogen Partners LP provides the Fund with diversification in its MLP holdings beyond oil and gas.

Monsanto is a large agri-business specializing in a wide range of seeds and chemicals to control weeds and insects. The same drought conditions that we anticipate to bode well for Rentech Nitrogen Partners LP also apply to Monsanto. The world is short on food, and better seeds and weed and insect control is anticipated to help increase production levels. Monsanto has been growing earnings per share at rates in excess of 20% for two years, and we expected 2012 to exceed this level. While Monsanto is classified as a materials sector company within the U.S. equity market, we believe that the need for its products is growing worldwide. At the end of the Reporting Period, Monsanto had an annualized ten-year dividend growth rate of 19%.

During the Reporting Period, we eliminated the Fund’s positions in coal MLP Natural Resource Partners LP, energy MLP DCP Midstream Partners LP and construction and mining machinery and equipment manufacturer Caterpillar.

Natural Resource Partners LP suffered during the Reporting Period from reduced demand from electric utilities caused by the warm winter of 2011-2012 and the sharp decline in natural gas prices. These factors caused the price of thermal coal to decline, reducing the royalty stream that Natural Resource Partners LP received. Additionally, the coal MLP had two mines that needed to be shut down. Further, the demand for metallurgical coal from the steel industry was sluggish during the Reporting Period because of slack demand for steel and imports from Asia. Given our estimates for its rate of distribution growth and unit price appreciation, we sold the Fund’s position.

PORTFOLIO RESULTS

We eliminated DCP Midstream Partners LP from the Fund to provide room for diversification of the MLP portion of the Fund and because of this MLP’s relatively low trading volume. DCP Midstream Partners LP’s general partners are Duke Energy and Conoco Philips, who each have natural gas midstream assets[2] which they drop down into the MLP. (Drop down refers to the act of a parent company selling MLP-qualified assets to the associated MLP with favorable terms. Once an MLP is spun off from its integrated parent company, additional assets may be placed into the MLP to increase the capital base. Other drop downs may occur when the General Partner acquires another company with certain assets more suitable for the MLP than its own balance sheet.) The Fund already owned a number of other natural gas MLPs, which have had comparatively faster distribution growth rates, and therefore, in our view, have more appreciation potential.

While demand for construction and mining equipment has been improving in North America, the slowdown in the global economy has been a cause for concern. Announcements from some of the major mining companies during the Reporting Period indicate they are at best delaying expansion plans and do not need the expensive equipment Caterpillar manufactures in the near term. Thus, we sold the Fund’s position in Caterpillar.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We strive to select stocks in those sectors that we believe have strong potential to outperform the market given anticipated market conditions. Given our view suggesting a slowdown for the global economy, we took steps during the Reporting Period to reduce the Fund’s exposure to companies and sectors that are more sensitive to the economic cycle. In particular, we reduced the Fund’s exposure to the industrials sector based on our cautious global economic outlook. We also reduced the Fund’s allocation to health care, as there remains considerable confusion over the amount of government support the sector will get going forward. While we maintained an overweighted allocation to materials in the Fund relative to the S&P 500 Index, the nature of the individual holdings within the sector changed to be more focused on the consumer, with Valspar and Monsanto serving as prime examples.

We increased the Fund’s exposures to the consumer staples and consumer discretionary sectors during the Reporting Period, with a focus on those companies that provide value to the consumer and that are, in our view, less cyclically sensitive.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of September 2012, the Fund had overweighted positions relative to the S&P 500 Index in energy (including MLPs), industrials, materials and consumer discretionary. On the same date, the Fund had underweighted positions compared to the S&P 500 Index in consumer staples, health care, financials, information technology and telecommunication services. The Fund had no exposure to the utilities sector at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we anticipated the likely rate of economic growth in calendar year 2012 to be disappointingly slow. Thus, our team intends in the months ahead to continue to reduce the Fund’s portfolio exposure, or sensitivity, to the economic cycle. We believe there is a possibility of greater inflation, particularly in commodities like energy and food. Thus, we intend to pay particular attention to the income statements of the Fund’s holdings to see how they handle price pressures. The best case scenario is where the company is able to pass on price increases to its customers. We believe companies that can provide value to their customers are more likely to be able to raise prices.

As we move forward, we also intend to broaden the diversification of the Fund’s portfolio both by sector, when and if our investment criteria are met, and by modestly increasing the number of companies and MLPs held in the portfolio. In our view, the Fund’s investment approach, with a focus on income through quality, offers investors the potential for rising income and competitive total returns with lower volatility.

[2]

Midstream assets are those components of the energy industry providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

FUND BASICS

Rising Dividend Growth Fund

as of September 30, 2012

PERFORMANCE REVIEW
October 1, 2011–September 30, 2012	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Class A	21.15%	30.11%
Class C	20.38	30.11
Institutional	21.64	30.11
February 27, 2012–September 30, 2012
Class IR	3.70%	6.71%
Class R	3.36	6.71

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/12	One Year	Five Years	Since Inception	Inception Date
Class A	14.48%	3.29%	6.38%	3/23/04
Class C	19.38	3.96	6.74	4/14/05
Institutional	21.64	4.94	6.02	3/21/07
Class IR	N/A	N/A	3.64	2/27/12
Class R	N/A	N/A	3.30	2/27/12

[3]

The Standardized Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to February 27, 2012 (the effective date of the reorganization of the Predecessor Fund into the Fund), the maximum initial sales charge applicable to sales of Class A Shares of the Predecessor Fund was 5.75%, which is not reflected in the average annual total return figures shown. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www. goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective February 27, 2012, Rising Dividend Growth Fund (“the Predecessor Fund”) was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund’s historical performance. Therefore, the performance information above is the combined performance of the Predecessor Fund and Fund (except for Class IR and R shares, which were not offered by the Predecessor Fund).

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.20%	1.51%
Class C	1.95	2.26
Institutional	0.80	1.11
Class IR	0.95	1.26
Class R	1.45	1.76

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 9/30/12[5]
Holding	% of Net Assets	Line of Business
Ross Stores, Inc.	3.2%	Specialty Retail
Novo Nordisk A/S ADR	3.0	Pharmaceuticals
The Valspar Corp.	3.0	Chemicals
Polaris Industries, Inc.	3.0	Leisure Equipment & Products
International Business Machines Corp.	3.0	IT Services
Church & Dwight Co., Inc.	3.0	Household Products
VF Corp.	2.9	Textiles, Apparel & Luxury Goods
Roper Industries, Inc.	2.9	Electrical Equipment
TJX Cos., Inc.	2.9	Specialty Retail
HCC Insurance Holdings, Inc.	2.8	Insurance

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of September 30, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Performance Summary

September 30, 2012

The following graph shows the value, as of September 30, 2012, of a $10,000 investment made on March 23, 2004 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Rising Dividend Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 23, 2004 through September 30, 2012.

Average Annual Total Return through September 30, 2012	One Year	Five Years	Since Inception
Class A (Commenced March 23, 2004)
Excluding sales charges	21.15%	4.46%	7.08%
Including sales charges	14.48%	3.29%	6.38%

Class C (Commenced April 14, 2005)
Excluding contingent deferred sales charges	20.38%	3.96%	6.74%
Including contingent deferred sales charges	19.38%	3.96%	6.74%

Institutional (Commenced March 21, 2007)	21.64%	4.94%	6.02%

Class IR (Commenced February 27, 2012)	N/A	N/A	3.70%*

Class R (Commenced February 27, 2012)	N/A	N/A	3.36%*

*	Total return for periods of less than one year represent cumulative total return.

EffectiveFebruary 27, 2012, Rising Dividend Growth Fund (“the Predecessor Fund”) was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund’s historical performance. Therefore, the performance information above is the combined performance of the Predecessor Fund and Fund (except for Class IR and R shares, which were not offered by the Predecessor Fund).

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments

September 30, 2012

Shares	Description	Value

Common Stocks – 91.6%
Beverages – 1.7%
226,000	The Coca-Cola Co.	$8,572,180

Capital Markets – 2.3%
92,400	Franklin Resources, Inc.	11,556,468

Chemicals – 7.3%
122,900	Monsanto Co.	11,186,358
89,800	Praxair, Inc.	9,328,424
33,500	Rentech Nitrogen Partners LP	1,298,460
277,900	The Valspar Corp.	15,590,190

		37,403,432

Commercial Services & Supplies – 1.4%
195,300	Mine Safety Appliances Co.	7,278,831

Communications Equipment – 2.3%
233,900	Harris Corp.	11,980,358

Electrical Equipment – 2.9%
135,100	Roper Industries, Inc.	14,846,139

Food Products – 4.8%
215,000	McCormick & Co., Inc.	13,338,600
179,100	Nestle SA ADR	11,320,911

		24,659,511

Health Care Providers & Services – 2.5%
328,700	Cardinal Health, Inc.	12,809,439

Hotels, Restaurants & Leisure – 2.6%
148,300	McDonald’s Corp.	13,606,525

Household Products – 3.0%
281,400	Church & Dwight Co., Inc.	15,192,786

Insurance – 2.8%
429,000	HCC Insurance Holdings, Inc.	14,538,810

IT Services – 5.4%
206,100	Automatic Data Processing, Inc.	12,089,826
75,000	International Business Machines Corp.	15,558,750

		27,648,576

Leisure Equipment & Products – 3.0%
192,700	Polaris Industries, Inc.	15,583,649

Machinery – 2.1%
129,600	Parker Hannifin Corp.	10,831,968

Metals & Mining – 1.1%
145,700	Nucor Corp.	5,574,482

Oil, Gas & Consumable Fuels – 19.4%
190,100	El Paso Pipeline Partners LP	7,075,522
176,700	Energy Transfer Equity LP	7,986,840
175,400	Enterprise Products Partners LP	9,401,440
19,200	EOG Resources, Inc.	2,151,360
337,100	Linn Energy LLC	13,902,004
134,400	Magellan Midstream Partners LP	11,754,624
177,300	MarkWest Energy Partners LP	9,648,666
105,900	ONEOK Partners LP	6,301,050
114,000	Plains All American Pipeline LP	10,054,800
93,900	Sunoco Logistics Partners LP	4,380,435

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
146,400	Western Gas Partners LP	$7,380,024
171,000	Williams Partners LP	9,350,280

		99,387,045

Pharmaceuticals – 4.7%
99,000	Novo Nordisk A/S ADR	15,623,190
211,800	Teva Pharmaceutical Industries Ltd. ADR	8,770,638

		24,393,828

Road & Rail – 4.5%
132,800	Canadian National Railway Co.	11,716,944
178,800	Norfolk Southern Corp.	11,377,044

		23,093,988

Software – 2.5%
134,000	FactSet Research Systems, Inc.	12,920,280

Specialty Retail – 6.0%
253,500	Ross Stores, Inc.	16,376,100
327,200	TJX Cos., Inc.	14,655,288

		31,031,388

Textiles, Apparel & Luxury Goods – 2.9%
94,700	VF Corp.	15,091,392

Trading Companies & Distributors – 4.0%
184,200	Fastenal Co.	7,918,758
60,100	W.W. Grainger, Inc.	12,523,037

		20,441,795

Wireless Telecommunication Services – 2.4%
428,500	Vodafone Group PLC ADR	12,210,108

TOTAL COMMON STOCKS
(Cost $413,984,187)		$470,652,978

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 10.2%
Repurchase Agreement – 10.2%
Joint Repurchase Agreement Account II
$52,300,000	0.245%	10/01/12	$52,300,000
(Cost $52,300,000)

TOTAL INVESTMENTS – 101.8%
(Cost $466,284,187)			$522,952,978

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.8)%			(9,433,576)

NET ASSETS – 100.0%			$513,519,402

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Joint repurchase agreement was entered into on September 28, 2012. Additional information appears on page 14.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments (continued)

September 30, 2012

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2012, the Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of October 1, 2012, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Rising Dividend Growth	$52,300,000	$52,301,068	$53,540,310

REPURCHASE AGREEMENTS — At September 30, 2012, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rates	Principal Amounts
BNP Paribas Securities Co.	0.250%	$5,869,302
Credit Suisse Securities LLC	0.200	2,106,929
Deutsche Bank Securities, Inc.	0.250	9,860,428
JPMorgan Securities LLC	0.250	19,413,847
Wells Fargo Securities LLC	0.240	15,049,494
TOTAL		$52,300,000

At September 30, 2012, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.500 to 5.500%	08/01/22 to 09/01/42
Federal National Mortgage Association	2.500 to 8.500	06/01/14 to 07/01/51
Government National Mortgage Association	2.500 to 4.500	04/15/27 to 09/20/42
U.S. Treasury Notes	0.375 to 4.875	10/15/12 to 05/15/19

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Statement of Assets and Liabilities

September 30, 2012

Assets:
Investments, at value (cost $413,984,187)	$470,652,978
Repurchase agreement, at value which equals cost	52,300,000
Cash	49,876
Receivables:
Fund shares sold	8,082,313
Dividends and interest	408,912
Reimbursement from investment adviser	112,708
Foreign tax reclaims	41,160
Total assets	531,647,947

Liabilities:
Payables:
Investments purchased	16,645,435
Fund shares redeemed	878,620
Amounts owed to affiliates	419,898
Accrued expenses	184,592
Total liabilities	18,128,545

Net Assets:
Paid-in capital	466,937,344
Distributions in excess of net investment income	(1,773,614)
Accumulated net realized loss	(8,313,405)
Net unrealized gain	56,669,077
NET ASSETS	$513,519,402
Net Assets:
Class A	$230,318,604
Class C	51,157,772
Institutional	195,794,080
Class IR	36,122,051
Class R	126,895
Total Net Assets	$513,519,402
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	15,003,186
Class C	3,300,529
Institutional	12,510,340
Class IR	2,308,626
Class R	8,271
Net asset value, offering and redemption price per share:(a)
Class A	$15.35
Class C	15.50
Institutional	15.65
Class IR	15.65
Class R	15.34

(a)	Maximum public offering price per share for Class A Shares is $16.24. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Statement of Operations

For the Fiscal Year Ended September 30, 2012

Investment income:
Dividends (net of foreign withholding taxes of $88,551)	$4,014,545
Interest	46,778
Total investment income	4,061,323

Expenses:
Management fees	1,907,669
Distribution and Service fees(a)	513,429
Transfer Agent fees(a)	306,634
Professional fees	176,220
Registration fees	158,431
Printing and mailing costs	111,508
Custody and accounting fees	83,651
Administration fees	64,554
Trustee fees	18,236
Other	46,397
Total expenses	3,386,729
Less — expense reductions	(419,711)
Net expenses	2,967,018
NET INVESTMENT INCOME	1,094,305

Realized and unrealized gain (loss):
Net realized loss from investments	(3,612,701)
Net change in unrealized gain on investments	46,236,274
Net realized and unrealized gain	42,623,573
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,717,878

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class C	Class R(b)	Class A	Class C	Institutional	Class IR(b)	Class R(b)
Rising Dividend Growth	$343,774	$169,593	$62	$201,357	$27,299	$62,957	$14,998	$23

(b)	Commenced operations on February 27, 2012.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended September 30, 2012	For the Fiscal Year Ended September 30, 2011
From operations:
Net investment income	$1,094,305	$215,340
Net realized gain (loss)	(3,612,701)	1,424,260
Net change in unrealized gain (loss)	46,236,274	(6,143,424)
Net increase (decrease) in net assets resulting from operations	43,717,878	(4,503,824)

Distributions to shareholders:
From net investment income
Class A Shares	(1,472,425)	(115,140)
Class C Shares	(122,098)	(12,196)
Institutional Shares	(1,660,310)	(88,004)
Class IR Shares(a)	(151,309)	—
Class R Shares(a)	(328)	—
From capital
Class A Shares	(187,727)	(677,859)
Class C Shares	(26,988)	(71,800)
Institutional Shares	(163,779)	(518,108)
Class IR(a)	(21,150)	—
Class R(a)	(34)	—
From distributions in excess of net investment income
Class A Shares	—	(373,251)
Class C Shares	—	(39,535)
Institutional Shares	—	(285,287)
Total distributions to shareholders	(3,806,148)	(2,181,180)

From share transactions:
Proceeds from sales of shares	397,177,740	89,237,866
Reinvestment of distributions	3,491,143	1,735,233
Cost of shares redeemed	(61,294,825)	(18,605,705	)(b)
Net increase in net assets resulting from share transactions	339,374,058	72,367,394
TOTAL INCREASE	379,285,788	65,682,390

Net assets:
Beginning of year	134,233,614	68,551,224
End of year	$513,519,402	$134,233,614
Distributions in excess of investment income	$(1,773,614)	$(956,252)

(a)	Commenced operations on February 27, 2012.
(b)	Net of $18,545 of redemption fees for the fiscal year ended September 30, 2011.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	In excess of net investment income	Total distributions
FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
2012 - A	$12.82	$0.04	(c)	$2.67	$2.71	$(0.16)	$—	$(0.02)	$—	$(0.18)
2012 - C	12.97	(0.08	)(c)	2.72	2.64	(0.09)	—	(0.02)	—	(0.11)
2012 - Institutional	13.06	0.09	(c)	2.73	2.82	(0.21)	—	(0.02)	—	(0.23)
2012 - IR (Commenced February 27, 2012)	15.25	0.06	(c)	0.50	0.56	(0.14)	—	(0.02)	—	(0.16)
2012 - R (Commenced February 27, 2012)	14.96	—	(c)	0.50	0.50	(0.10)	—	(0.02)	—	(0.12)
2011 - A	12.94	0.02	(c)	0.12	0.14	(0.03)	—	(0.15)	(0.08)	(0.26)
2011 - C	13.08	(0.07	)(c)	0.15	0.08	(0.02)	—	(0.11)	(0.06)	(0.19)
2011 - Institutional	13.16	0.07	(c)	0.14	0.21	(0.03)	—	(0.18)	(0.10)	(0.31)
2010 - A	11.07	0.01		2.05	2.06	(0.01)	—	—	(0.18)	(0.19)
2010 - C	11.14	(0.07)		2.12	2.05	— (f)	—	—	(0.11)	(0.11)
2010 - Institutional	11.25	0.10		2.05	2.15	(0.01)	—	—	(0.23)	(0.24)
2009 - A	11.31	0.04		(0.04)	—	(0.06)	—	(0.10)	(0.08)	(0.24)
2009 - C	11.39	(0.02)		(0.05)	(0.07)	(0.04)	—	(0.08)	(0.06)	(0.18)
2009 - Institutional	11.50	0.09		(0.06)	0.03	(0.07)	—	(0.12)	(0.09)	(0.28)
2008 - A	13.60	(0.01)		(1.95)	(1.96)	—	(0.05)	(0.27)	(0.01)	(0.33)
2008 - C	13.62	(0.08)		(1.95)	(2.03)	—	(0.05)	(0.15)	— (f)	(0.20)
2008 - Institutional	13.85	0.09		(2.00)	(1.91)	—	(0.05)	(0.37)	(0.02)	(0.44)
2007 - A	12.06	0.02		1.93	1.95	(0.02)	(0.23)	(0.12)	(0.04)	(0.41)
2007 - C	12.08	—		1.85	1.85	—	(0.23)	(0.06)	(0.02)	(0.31)
2007 - Institutional (Commenced March 21, 2007)	12.80	0.01		1.10	1.11	(0.01)	—	(0.04)	(0.01)	(0.06)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Rising Dividend Growth Fund’s successor was the Rising Dividend Growth Fund (the “Predecessor Fund”). On February 27, 2012, the Predecessor Fund was reorganized as a new series of the Goldman Sachs Trust. Performance prior to February 27, 2012 is that of the Predecessor Fund. Total return information of the Predecessor Fund is provided in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(b)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Annualized.
(e)	Expense ratios includes the effect of the operating expenses of the Predecessor Fund prior to the reorganization.
(f)	Amount is less than $0.005 per share.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Net asset value, end of period	Total return(a)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(b)

$15.35	21.15%	$230,319	1.31	%(e)	1.49	%(e)	0.24	%(e)	18%
15.50	20.38	51,158	2.04	(e)	2.16	(e)	(0.56	)(e)	18
15.65	21.64	195,794	0.93	(e)	1.10	(e)	0.63	(e)	18
15.65	3.70	36,122	0.95	(d)	1.14	(d)	0.64	(d)	18
15.34	3.36	127	1.42	(d)	1.60	(d)	(0.03	)(d)	18
12.82	0.95	66,336	1.65		1.68		0.12		52
12.97	0.51	12,332	2.25		2.28		(0.48)		52
13.06	1.47	55,565	1.25		1.28		0.51		52
12.94	18.69	46,003	1.65		1.86		0.01		25
13.08	18.50	4,456	2.25		2.46		(0.59)		25
13.16	19.21	18,092	1.25		1.46		0.41		25
11.07	0.33	39,998	1.65		1.92		0.51		39
11.14	(0.37)	3,898	2.25		2.52		(0.10)		39
11.25	0.63	12,628	1.25		1.52		0.97		39
11.31	(14.63)	45,894	1.65		1.56		(0.05)		25
11.39	(15.04)	4,338	2.25		2.03		(0.64)		25
11.50	(14.08)	11,153	1.25		1.44		0.40		25
13.60	16.25	63,827	1.65		1.94		0.19		31
13.62	15.55	5,505	2.25		2.54		(0.41)		31
13.85	8.61	6,548	1.25	(d)	1.54	(d)	(0.59	)(d)	31

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Notes to Financial Statements

September 30, 2012

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Rising Dividend Growth Fund (the “Fund”) is a non-diversified fund and currently offers five classes of shares: Class A, Class C, Institutional, Class IR and Class R.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase. Prior to the reorganization, Class A Shares of the Rising Dividend Growth Fund (the “Predecessor Fund”), a series of Dividend Growth Trust (the “Predecessor Trust”), were sold with a front-end sales charge of up to 5.75%. Institutional, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

Pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) approved by the Trust’s Board of Trustees, on February 27, 2012, all of the assets, subject to liabilities, of the Predecessor Fund were transferred to the Fund in exchange for shares of beneficial interest of the Fund on February 27, 2012, as of the close of business on February 24, 2012 (the “Reorganization”). Holders of Class A Shares of the Predecessor Fund (Class C Shares of the Predecessor Fund were converted to Class A Shares of the Predecessor Fund immediately prior to the Reorganization) received Class A Shares of the Fund and holders of Class I Shares of the Predecessor Fund received Institutional Shares of the Fund, each in an amount equal to the aggregate net asset value of their investment in the Predecessor Fund. On the date of the exchange, the Fund commenced offering Class IR and Class R Shares. The exchange was a tax-free event to shareholders. The Predecessor Fund was the accounting survivor in the reorganization and as such, the financial statements and financial highlights reflect the financial information of the Predecessor Fund through February 24, 2012.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost of the REIT. Distributions from Master Limited Partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENT AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Notes to Financial Statements (continued)

September 30, 2012

3. INVESTMENT AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities, for which market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

3. INVESTMENT AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of September 30, 2012:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks	$470,652,978	$—	$—
Short-term Investments	—	52,300,000	—
Total	$470,652,978	$52,300,000	$—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the period February 27, 2012 through September 30, 2012, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Net Management Fee Rate
0.75%	0.68%	0.64%	0.63%	0.62%	0.75%

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Notes to Financial Statements (continued)

September 30, 2012

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Prior to the reorganization, Dividend Growth Advisors, LLC (“DGA”) served as investment adviser to the Predecessor Fund. The Predecessor Fund paid DGA a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Predecessor Fund’s average daily net assets.

Subsequent to the reorganization, Dividend Assets Capital, LLC (“DAC”), formerly DGA, serves as the sub-adviser to the Fund (the “Sub-Adviser”). As compensation for its services as Sub-Adviser, DAC is entitled to a fee, payable by GSAM, accrued daily and paid each calendar quarter, equal to an annual percentage rate of 0.20% of the Fund’s average daily net assets.

B.  Distribution and Service Plans — The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on the Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

Prior to the reorganization, the Predecessor Fund retained Unified Financial Securities, Inc., a wholly owned subsidiary of Huntington Bancshares, Inc. (“Huntington”), to act as the principal distributor of its shares.

Prior to the reorganization, the Predecessor Trust, on behalf of the Predecessor Fund, adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act under which it was authorized to compensate the distributor for payments to dealers or others with distribution fees as follows:

	Distribution Plan
	Class A	Class C
Distribution Plan	0.25%	0.75%
Service Plan	0.15	0.25

The shareholder servicing fees were used to pay the distributor, dealer and others who: assisted in establishing and maintaining customer accounts and records, assisted with purchase and redemption requests, arranged for bank wires, monitored dividend payments from the Predecessor Trust on behalf of customers, furnished personal services and maintained shareholder accounts, facilitated certain shareholder communications from the Predecessor Trust to customers, received and answered correspondence and aided in maintaining the investment of the Predecessor Fund’s shareholders.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Subsequent to the reorganization, Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C CDSC. During the period February 27, 2012 through September 30, 2012, Goldman Sachs advised that it retained a front end sales charges of approximately $201,200 for Class A Shares and no CDSC for Class C Shares.

D.  Transfer Agency Agreement — Subsequent to the reorganization, Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional Shares.

Prior to the reorganization, Huntington Asset Services, Inc. (“HASI”), a wholly owned subsidiary of Huntington, served as the transfer agent of the Predecessor Fund.

E.  Other Expense Agreements and Affiliated Transactions — Subsequent to the reorganization, GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, acquired fund fees and expenses, transfer agent fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions), to 0.014% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This Other Expense reimbursement will remain in place through at least February 27, 2013, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Fund’s expenses.

For the period February 27, 2012 through September 30, 2012, Goldman Sachs waived $367,920.

As of September 30, 2012, the amounts owed to affiliates of the Fund were as follows (in thousands):

Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
$288	$81	$51	$420

Prior to reorganization, DGA had also agreed to waive its advisory fees or reimburse other Predecessor Fund expenses so that the Predecessor Fund’s annual operating expenses would not exceed 1.65% for Class A Shares, 2.25% for Class C Shares, and 1.25% for Institutional Class Shares of the average daily net assets of the respective class (excluding brokerage and other investment-related costs, interest, taxes, dues, fees, costs of qualifying the Fund’s shares for sales and extraordinary expenses and the fees and expenses associated with acquired funds). For the period October 1, 2011 through February 26, 2012, DGA waived $51,791.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Notes to Financial Statements (continued)

September 30, 2012

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Line of Credit Facility — As of September 30, 2012, the Fund participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended September 30, 2012, the Fund did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

G.  Other Transactions with Affiliates — As of August 31, 2012, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 8% of Class R Shares of the Fund.

H.  Other Agreements — Prior to the reorganization, the Predecessor Fund retained HASI to manage the Fund’s business affairs and provide the fund with administrative services, including all regulatory reporting. For the period October 1, 2011 through February 26, 2012, HASI earned $64,554 for administrative services provided to the Predecessor Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended September 30, 2012, were $362,145,419 and $40,881,207, respectively.

6. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended September 30, 2012, and September 30, 2011 were as follows:

	2011	2012
Distributions paid from:
Ordinary income	$913,416	$3,406,470
Tax return of capital	1,267,764	399,678
Total distributions	$2,181,180	$3,806,148

As of September 30, 2012, the Fund’s components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward:(1)(2)
Expiring 2018	$(3,483,653)
Timing differences (Qualified Late Year Loss Deferral)	(4,737,364)
Unrealized gains — net	54,803,076
Total accumulated earnings — net	$46,582,059

(1)	Expiration occurs on September 30 of the year indicated.
(2)	The Fund utilized $1,487,913 of capital losses in the current fiscal year.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

6. TAX INFORMATION (continued)

As of September 30, 2012, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$468,149,902
Gross unrealized gain	57,556,472
Gross unrealized loss	(2,753,396)
Net unrealized security gain	$54,803,076

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales and the differences in the tax treatment of partnership investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from taxable overdistributions, return of capital distributions and differences in the tax treatment of partnership investments.

Paid-in Capital	Accumulated Net realized Gain (Loss)	Undistributed (Distributions in Excess of) Net Investment Income (Loss)
$ (2,165,343)	$270,862	$1,894,481

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Liquidity Risk — The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Notes to Financial Statements (continued)

September 30, 2012

7. OTHER RISKS (continued)

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Fund is non-diversified and is permitted to invest more of its assets in fewer issuers than a “diversified” mutual fund. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

Change in Fiscal Year End — On January 6, 2012, the Board of Trustees of the Trust approved a change of the Fund’s fiscal year end from September 30 to October 31, for the fiscal year 2012.

Mergers and Reorganizations — At a meeting held on September 27, 2011, the Board of Trustees of the Trust approved the Reorganization Agreement providing for the tax-free acquisition by the Fund of the assets of the Predecessor Fund. The acquisition was completed on February 27, 2012, as of the close of business on February 24, 2012.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

9. OTHER MATTERS (continued)

Pursuant to the Reorganization Agreement, the assets and liabilities of the Predecessor Fund were transferred in exchange for the Goldman Sachs Rising Dividend Growth Fund’s Class A and Institutional Shares, which were then redistributed to the Predecessor Fund’s shareholders, in a tax-free exchange as follows:

Predecessor Fund*/The Fund	Exchanged Shares of Survivor Issued	Value of Exchanged Shares	Acquired Fund’s Shares Outstanding as of February 24, 2012
Rising Dividend Growth Fund, Class A/ Goldman Sachs Rising Dividend Growth Fund, Class A	5,730,693	$85,704,176	5,730,693
Rising Dividend Growth Fund, Class C/ Goldman Sachs Rising Dividend Growth Fund, Class A	1,199,328	17,936,198	1,186,680
Rising Dividend Growth Fund, Institutional Class/ Goldman Sachs Rising Dividend Growth Fund, Institutional Class	6,133,273	93,509,365	6,133,273

*	Represents the accounting survivor.

The following chart shows the Fund’s and Predecessor Fund’s aggregate net assets (immediately before and after the completion of the acquisition).

Predecessor Fund*/The Fund	The Fund’s Aggregate Net Assets before reorganization	Predecessor Fund’s Aggregate Net Assets before reorganization	Predecessor Fund’s Unrealized Appreciation	The Fund’s Aggregate Net Assets Immediately after reorganization
Rising Dividend Growth Fund/ Goldman Sachs Rising Dividend Growth Fund	$—	$197,149,739	$32,068,482	$197,149,739

*	Represents the accounting survivor.

Other — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Fund currently relies on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Notes to Financial Statements (continued)

September 30, 2012

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended September 30, 2012		For the Fiscal Year Ended September 30, 2011
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	10,369,528	$153,318,420	2,256,075	$31,587,156
Impact on shares converted during reorganization(a)	1,199,328	17,936,198	—	—
Reinvestment of distributions	108,708	1,598,895	74,302	1,027,438
Shares redeemed	(1,850,045)	(27,269,228)	(708,543)	(9,809,998)
	9,827,519	145,584,285	1,621,834	22,804,596
Class C Shares
Shares sold	3,680,384	55,136,246	729,959	10,358,715
Impact on shares converted during reorganization(a)	(1,186,680)	(17,936,198)	—	—
Reinvestment of distributions	9,858	145,431	8,117	113,082
Shares redeemed	(153,805)	(2,258,033)	(127,875)	(1,807,526)
	2,349,757	35,087,446	610,201	8,664,271
Institutional Shares
Shares sold	10,196,609	152,393,963	3,341,383	47,291,995
Reinvestment of distributions	104,834	1,574,016	42,571	594,713
Shares redeemed	(2,047,008)	(30,612,848)	(502,803)	(6,988,181)
	8,254,435	123,355,131	2,881,151	40,898,527
Class IR Shares(b)
Shares sold	2,372,517	36,202,517	—	—
Reinvestment of distributions	11,310	172,439	—	—
Shares redeemed	(75,201)	(1,154,716)	—	—
	2,308,626	35,220,240	—	—
Class R Shares(b)
Shares sold	8,247	126,594	—	—
Reinvestment of distributions	24	362	—	—
	8,271	126,956	—	—
NET INCREASE	22,748,608	$339,374,058	5,113,186	$72,367,394

(a)	Class C Shares transferred into Class A Shares on February 27, 2012, as of the close of business on February 24, 2012.
(b)	Commenced operations on February 27, 2012.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Rising Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Rising Dividend Growth Fund (the “Fund”), at September 30, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2012 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for our opinion. The financial statements of the Rising Dividend Growth Fund (“the Predecessor Fund”) as of and for the year then ended September 30, 2011, and the financial highlights for the year then ended and prior, were audited by another Independent Registered Public Accounting Firm whose report dated November 28, 2011 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2012

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Fund Expenses — Six Month Period Ended September 30, 2012 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR or Class R Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 through September 30, 2012.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 4/1/12	Ending Account Value 9/30/12		Expenses Paid for the 6 months ended 9/30/12*
Class A
Actual	$1,000.00	$1,025.80		$7.99
Hypothetical 5% return	1,000.00	1,017.11	+	7.95
Class C
Actual	1,000.00	1,022.10		12.44
Hypothetical 5% return	1,000.00	1,012.70	+	12.38
Institutional
Actual	1,000.00	1,027.70		5.22
Hypothetical 5% return	1,000.00	1,019.85	+	5.20
Class IR
Actual	1,000.00	1,027.20		5.56
Hypothetical 5% return	1,000.00	1,019.52	+	5.54
Class R
Actual	1,000.00	1,024.50		7.88
Hypothetical 5% return	1,000.00	1,017.21	+	7.85

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was as follows:

Class A	Class C	Institutional	Class IR	Class R
1.38%	2.07%	0.98%	0.95%	1.45%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited)

Background

The Goldman Sachs Rising Dividend Growth Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”) and is the successor to the Rising Dividend Growth Fund (the “Predecessor Fund”). The Predecessor Fund, managed by the Sub-Adviser (as defined below), had an investment objective and strategies similar to those of the Fund and was reorganized into the Fund on February 27, 2012. The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) and sub-advisory agreement (the “Sub-Advisory Agreement,” and, together with the Management Agreement, the “Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) and Dividend Assets Capital, LLC (the “Sub-Adviser”), respectively, on behalf of the Fund.

The Agreements were most recently approved for a term lasting until June 30, 2013 by the Board of Trustees, including those Trustees who are not parties to either Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2012 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since both Agreements were last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Agreements, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser, Sub-Adviser and their respective affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and Sub-Adviser, including the Sub-Adviser’s portfolio management team;
(ii)	the groups within the Investment Adviser and its affiliates that support portfolio management or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s and Sub-Adviser’s financial resources and ability to hire and retain talented personnel and strengthen their operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, and its benchmark performance index, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Agreements and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

(d)	expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”);
(e)	with respect to the extensive expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertaking of the Investment Adviser to limit certain expenses of the Fund that exceed a specified level;
(g)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(h)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(i)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(j)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers (including the Sub-Adviser) as part of the administration services provided under the Agreements; and
(k)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangement. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates (or the Sub-Adviser) present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Agreements

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser and the Sub-Adviser. In this regard, the Trustees considered both the investment advisory services, and other non-advisory services, including the Investment Adviser’s oversight of the Sub-Adviser, provided to the Fund by the Investment Adviser and its

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

affiliates. The Trustees noted the potential benefit to the Fund of the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees also considered the advisory services to be provided by the Sub-Adviser and the experience and capabilities of the Fund’s proposed portfolio management team. In this regard, the Trustees noted that the Sub-Adviser had been managing the Predecessor Fund since its inception. The Independent Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund, the other mutual fund portfolios for which the Trustees have responsibility and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund and the Sub-Adviser. In this regard, they compared the investment performance of the Fund and the Predecessor Fund to the Fund’s peers using rankings compiled by the Investment Adviser using the peer group identified by the Outside Data Provider. This information was provided for the one-, three- and five-year periods ending March 31, 2012. The Trustees also reviewed the investment performance of the Fund and the Predecessor Fund over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Fund and the Predecessor Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s and the Sub-Adviser’s personnel, in which Fund performance was assessed. The Trustees also considered periodic reports with respect to the Fund’s risk profile.

The Independent Trustees observed that the Fund and the Predecessor Fund had collectively placed in the top half of the peer group for the one- and five-year periods and had placed in the third quartile in the three-year period ended March 31, 2012. They also observed that the Fund and the Predecessor Fund had collectively outperformed the benchmark index for the five-year period and underperformed the benchmark index for the one- and three-year periods ended March 31, 2012. The Independent Trustees noted that the Fund’s peer group (Large Blend) and benchmark (the S&P 500 Index) were broad-based and accordingly were imperfect measures for evaluating a fund that focused on dividend-paying stocks. The Independent Trustees also observed that the Predecessor Fund had provided excellent returns for six of the last seven years, including three years with returns of over 17%.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement and payable by the Investment Adviser to the Sub-Adviser under the Sub-Advisory Agreement. They noted that, because the sub-advisory fee would be paid by the Investment Adviser rather than the Fund, the retention of the Sub-Adviser would not increase the fees incurred by the Fund for advisory services. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and non-advisory services that were directed to the needs and operations of the Fund as a registered mutual fund, as well as the services to be rendered by the Sub-Adviser. The Trustees also considered the appropriateness of the fees received by each of the Investment Adviser and the Sub-Adviser in light of the specific services that each would be providing to the Fund.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund, based on estimates of certain expenses applicable following the reorganization of the Predecessor Fund into the Fund in 2012. The analyses provided a comparison of the Fund’s investment management fees under the Management Agreement and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a one-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees recognized that the Fund did not yet have profitability data to evaluate, but considered the Investment Adviser’s representation that such data would be provided after the Fund had been operational for a reasonable period of time.

Economies of Scale

The Trustees considered the breakpoints in the fee rate payable to the Investment Adviser under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate
First $1 billion	0.75%
Next $1 billion	0.68
Next $3 billion	0.64
Next $3 billion	0.63
Over $8 billion	0.62

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

With respect to the Sub-Advisory Agreement, the Trustees noted that the Investment Adviser (not the Fund) would be paying the Sub-Adviser its advisory fee. They also noted that this annual contractual fee rate would be 0.20%, with no breakpoints. Nevertheless, they concluded that the presence of breakpoints in the management fee rates paid by the Fund to the Investment Adviser represented a means of assuring that the benefits of scalability, whether realized by either or both of the Investment Adviser and the Sub-Adviser, would be passed along to shareholders at the specified levels.

Other Benefits to the Investment Adviser, Sub-Adviser and Their Respective Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser, Sub-Adviser (as applicable) and their respective affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”), an affiliate of the Investment Adviser; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) soft dollar benefits received by the Sub-Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Sub-Adviser; (e) the Investment Adviser’s and Sub-Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of their other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser and Sub-Adviser (as applicable), including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Sub-Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) the Investment Adviser’s and Sub-Adviser’s knowledge and experience gained from managing other accounts and products; (d) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (e) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (f) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationships with the Investment Adviser and/or Sub-Adviser and that those shareholders have a general expectation that the relationships will continue.

Conclusion

In connection with their consideration of the Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

management fees paid by the Fund to the Investment Adviser, and the sub-advisory fees paid by the Investment Adviser to the Sub-Adviser, were reasonable in light of the services provided to the Fund by the Investment Adviser and Sub-Adviser, respectively, the Investment Adviser’s and Sub-Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s and Sub-Adviser’s continued management likely would benefit the Fund and its shareholders and that the Agreements should be approved and continued until June 30, 2013.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); and was formerly Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	109	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	109	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is a Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	109	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	110	None
Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	109	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of September 30, 2012.
[2]

Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[3]

The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust II, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of September 30, 2012, the Trust consisted of 95 portfolios (88 of which offered shares to the public). Goldman Sachs Trust II consisted of 1 portfolio (which did not offer shares to the public), Goldman Sachs Variable Insurance Trust consisted of 12 portfolios and the Goldman Sachs Municipal Opportunity Fund and did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009

Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present); Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of September 30, 2012.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Goldman Sachs Trust – Rising Dividend Growth Fund – Tax Information (Unaudited)

For the year ended September 30, 2012, 89.76% of the dividends paid from net investment company taxable income by the Rising Dividend Growth Fund qualify for the dividends received deduction available to corporations.

For the year ended September 30, 2012, the Rising Dividend Growth Fund designates 100% of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $735.5 billion in assets under management as of September 30, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[2]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund[3]

Structured Equity

■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity International4

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	Brazil Equity Fund
■	China Equity Fund
■	Korea Equity Fund
■	India Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	Retirement Portfolio Completion Fund

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Income Strategies Portfolio
■	Satellite Strategies Portfolio
■	Retirement Strategies Portfolios[6]
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra-Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.
[3]	Effective at the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund.
[4]

Since October 18, 2012, shares of the Goldman Sachs Brazil Equity, India Equity and Korea Equity Funds (each, a “Fund,” and collectively, the “Funds”) have not been available for purchase by investors. Each Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or about November 30, 2012 (the “Liquidation Date”). At any time prior to the Liquidation Date, shareholders may redeem their shares of the Funds and receive the net asset value thereof in cash or in kind, as provided in the Prospectus.

[5]

Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

[6]

Since July 28, 2012, shares of each of the Goldman Sachs Retirement Strategy Portfolios (the “Portfolios”) have not been available for purchase except to participants within certain Retirement Plans (as defined in the Prospectus). As of the close of business on December 6, 2012, shares of the Portfolios will no longer be available for purchase by any investors.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Caroline Kraus, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.	GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Distributor and Transfer Agent	Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown are as of September 30, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. 86479.MF.MED.TMPL/11/2012 RISINGAR12/17.5k

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2012	2011	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,837,960	$3,372,012	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$36,000	Other attest services.

Tax Fees:

• PwC	$750,650	$764,696	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2012	2011	Description of Services Rendered

Audit-Related Fees:

• PwC	$2,063,422	$852,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended September 30, 2012 and September 30, 2011 were approximately $750,650 and $764,696 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2011 and December 31, 2010 were approximately $11.6 million and $10.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2011 and 2010 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 19, 2012

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	November 16, 2012